May 19, 1997
                           DREYFUS MASSACHUSETTS
                            TAX EXEMPT BOND FUND
                          SUPPLEMENT TO PROSPECTUS
                          DATED SEPTEMBER 3, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUND'S PROSPECTUS:
ANNUAL FUND OPERATING EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
  Redemption Fee
  (as a percentage of amount redeemed)....            1.00%
        The information contained in the Fund's Annual Operating Expenses and the Example do not reflect any redemption fee retained by the Fund.
                            HOW TO REDEEM SHARES
        Effective November 4, 1996, the following policy was effective: The Fund will deduct a redemption fee equal to 1% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. The redemption fee may be waived, modified or discontinued at any time, or from time to time.

                         (CONTINUED ON REVERSE SIDE)

        EFFECTIVE JUNE 1, 1997, THE FOLLOWING INFORMATION SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE FUND'S PROSPECTUS.
        The Telephone Redemption Privilege is granted automatically unless you specifically refuse it by checking the applicable "No" box on the Account Application. The Telephone Redemption Privilege may be established for an existing account by a separate signed Shareholder Services Form or by oral request from any of the authorized signatories on the account by calling 1-800-645-6561.
                                                                    267s051997